325-P1 05/25

TEMPLETON GLOBAL INVESTMENT TRUST
SUPPLEMENT DATED MAY 30, 2025
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED MAY 1, 2025, OF
TEMPLETON GLOBAL BALANCED FUND (THE “FUND”)

The following information supplements and supersedes the information contained in the section of the Fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective August 1, 2025, the JP Morgan Global Government Bond Index will replace the Bloomberg Multiverse Index (including in the Fund’s blended benchmark) as the Fund’s benchmark. The Fund’s investment manager believes that the JP Morgan Global Government Bond Index is better aligned with the focus of the fixed income portion of the Fund’s portfolio on bonds issued by governments, government-related entities, and government agencies around the world.

Please retain this supplement for future reference.